UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                     Washington, DC   20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) June 30, 2000


                          CILCORP Inc.
     (Exact name of registrant as specified in its charter)

   Illinois                     1-8946              37-1169387
(State or other              (Commission          (IRS Employer
jurisdiction of                File Number)    Identification No.)
incorporation)

           300 Liberty Street, Peoria, Illinois 61602
            (Address of principal executive offices)

Registrant's telephone number, including area code (309) 677-5230



                 Central Illinois Light Company
     (Exact name of registrant as specified in its charter)

   Illinois                     1-2732              37-0211050
(State or other              (Commission          (IRS Employer
jurisdiction of                File Number)    Identification No.)
incorporation)

           300 Liberty Street, Peoria, Illinois 61602
            (Address of principal executive offices)

Registrant's telephone number, including area code (309) 677-5230


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                          CILCORP Inc.

Item 4.  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Public Accountants

Effective June 30, 2000, the Board of Directors of CILCORP Inc.
(the "Registrant" or "CILCORP") dismissed Arthur Andersen LLP
("Arthur Andersen") as its independent public accountants.

In connection with the audits of CILCORP's financial statements for the two most recent fiscal years and through June 30, 2000, there were no disagreements between CILCORP and Arthur Andersen on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on financial statements. Arthur Andersen's reports on CILCORP's financial statements as of December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Since the beginning of the Registrant's two most recent fiscal years, there have been no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided a copy of this disclosure to Arthur Andersen in compliance with the provisions of Item 304(a)(3) of Regulation S-K and has requested a letter from Arthur Andersen addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the statements as set forth above.

A copy of that letter, dated June 30, 2000, is attached as Exhibit A to this Current Report on Form 8-K.

(b)  New Independent Public Accountants

Effective June 30, 2000, the Registrant engaged the accounting firm of Deloitte & Touche LLP as independent public accountants of the Registrant.









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                 Central Illinois Light Company

Item 4.  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Public Accountants

Effective June 30, 2000, the Board of Directors of Central
Illinois Light Company (the "Registrant" or "CILCO") dismissed
Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants.

In connection with the audits of CILCO's financial statements for the two most recent fiscal years and through June 30, 2000, there were no disagreements between CILCO and Arthur Andersen on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on financial statements. Arthur Andersen's reports on CILCO's financial statements as of December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Since the beginning of the Registrant's two most recent fiscal years, there have been no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided a copy of this disclosure to Arthur Andersen in compliance with the provisions of Item 304(a)(3) of Regulation S-K and has requested a letter from Arthur Andersen addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the statements as set forth above.

A copy of that letter, dated June 30, 2000, is attached as Exhibit B to this Current Report on Form 8-K.

(b)  New Independent Public Accountants

Effective June 30, 2000, the Registrant engaged the accounting firm of Deloitte & Touche LLP as independent public accountants of the Registrant.









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                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               CILCORP Inc.
                                               (Registrant)


Date June 30, 2000                         /s/ C. W. Stensland
                                                 Secretary


Date June 30, 2000                         /s/ T. D. Hutchinson
                                                Controller and
                                           Chief Financial Officer























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                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           Central Illinois Light Company
                                                    (Registrant)


Date June 30, 2000                         /s/ C. W. Stensland
                                                 Secretary


Date June 30, 2000                         /s/ T. D. Hutchinson
                                                Controller and
                                           Chief Financial Officer






















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                                                        Exhibit A
Arthur Andersen LLP
33 West Monroe St.
Chicago, IL   60603







                                   June 30, 2000

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Dear Sir/Madam:

We have read Item 4(a) included in the Form 8-K dated June 30,
2000, of CILCORP Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                   Very truly yours,




                                   /s/ Arthur Andersen LLP

cc:  Mr. Thomas Hutchinson, Chief Financial Officer, CILCORP Inc.











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                                                        Exhibit B
Arthur Andersen LLP
33 West Monroe St.
Chicago, IL   60603








                                   June 30, 2000


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Dear Sir/Madam:

We have read Item 4(a) included in the Form 8-K dated June 30,
2000, of Central Illinois Light Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                   Very truly yours,




                                   /s/ Arthur Andersen LLP

cc:  Mr. Thomas Hutchinson, Chief Financial Officer, Central
     Illinois Light Company








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